UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100
Novato, California 94949
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Raptor Pharmaceutical Corp. (the “Company”) previously adopted, subject to stockholder approval, an amendment (the “Amendment”) to the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan, as amended (the “2010 Plan”). At the Company’s annual meeting of stockholders initially called to order on May 5, 2015 and reconvened on May 19, 2015 (the “Annual Meeting”), the Company’s stockholders approved the Amendment.

The Amendment has the following effects on the 2010 Plan:

•	Increases the share reserve available for issuance under the 2010 Plan by 3,456,620 to an aggregate of 15,393,003;

•	Amends the clawback provision in the 2010 Plan to clarify that all awards granted under the 2010 Plan are subject to it; and

•	Imposes a one-year minimum vesting requirement on any restricted stock and restricted stock unit awards granted under the 2010 Plan, subject to a limited pool of 5% of the shares available for issuance.

The foregoing description of the Amendment and the effect of the Amendment on the 2010 Plan is qualified in its entirety by reference to the full text of the Amendment, filed as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2015 (the “Proxy Statement”), and by the full text of the 2010 Plan, filed as Appendix A to the Company’s definitive proxy statement filed with the SEC on February 5, 2010, as previously amended by the amendment to the 2010 Plan filed as Exhibit 10.1 to the current report on Form 8-K filed with the SEC on July 25, 2013, and the amendment to the 2010 Plan filed as Exhibit 4.15 to the registration statement on Form S-8 filed with the SEC on April 26, 2011, each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Only stockholders of record as of the close of business on March 10, 2015 (the “record date”) were entitled to vote at the Annual Meeting. As of the record date 69,227,919 shares of the Company’s stock were outstanding and entitled to vote at the Annual Meeting. Each proposal brought before the Annual Meeting is described in detail in the Proxy Statement, and the tabulation of the stockholder votes on each such proposal is set forth below:

Proposal 1. The election of eight directors to hold office until the next annual meeting of stockholders or until his/her respective successor is elected:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond W. Anderson	14,817,993	238,207	4,227,134	8,240,078
Suzanne L. Bruhn, Ph.D.	14,667,132	400,380	4,215,762	8,240,078
Richard L. Franklin, M.D., Ph.D.	11,189,062	3,867,778	4,226,434	8,240,078
Georges Gemayel, Ph.D.	13,890,330	16,795	5,376,149	8,240,078
Llew Keltner, M.D., Ph.D.	13,598,957	1,468,527	4,215,790	8,240,078
Gregg Lapointe	15,047,358	17,795	4,218,121	8,240,078
Julie Anne Smith	15,042,570	14,917	4,225,787	8,240,078
Christopher M. Starr, Ph.D.	15,035,832	21,927	4,225,515	8,240,078

Proposal 2. The non-binding advisory vote to approve named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,880,132	135,744	4,267,398	8,240,078

Proposal 3. The ratification of the appointment, by the Audit Committee of the Company’s Board of Directors, of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,252,235	60,062	4,211,055	0

Proposal 4. The approval of the amendment to the 2010 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,101,639	1,968,463	4,213,172	8,240,078

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	Chief Financial Officer, Secretary and Treasurer